UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007 (November 6, 2007)

GLOBAL CLEAN ENERGY, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-30303	84-1255846
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3095 S. Parker Rd., Suite 200, Aurora, CO	80014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 444-4957

2005 - 10th Street, Suite “A”, Boulder, Colorado 80302
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a)	Agreement and Plan of Merger

Newsearch, Inc., a Colorado corporation (“Newsearch” or the “Company”), has entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 8, 2007, with Global Clean Energy, Inc., a Maryland corporation and wholly owned subsidiary of Newsearch (“Global Clean Energy” or the “Surviving Corporation”). Pursuant to the Merger Agreement, Newsearch will merge with and into Global Clean Energy, with Global Clean Energy being the surviving entity (the “Reincorporation Merger”). The Reincorporation Merger became effective on November 13, 2007 (the “Effective Date”).

The Reincorporation Merger was duly approved by Newsearch’s shareholders at the Annual Meeting of Shareholders of Newsearch (the “Annual Meeting”) held on November 6, 2007. A copy of the Merger Agreement is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, (i) Newsearch merged with and into Global Clean Energy, with Global Clean Energy being the surviving corporation; (ii) Newsearch’s shares of common stock issued and outstanding were converted into the same number of Global Clean Energy shares of common stock with the same rights, powers and privileges (there were no shares of preferred stock, options, warrants, purchase rights, units or other securities issued or outstanding); (iii) Newsearch’s existing Board of Directors and officers became the Board of Directors and officers of Global Clean Energy; (iv) from and after the Effective Date, Global Clean Energy will possess all of the rights, privileges, powers, and franchises of Newsearch, and Newsearch’s debts and liabilities will become the debts and liabilities of Global Clean Energy; and (v) the Articles of Incorporation and Bylaws of Global Clean Energy are now the articles of incorporation and the bylaws of the Surviving Corporation. A description of the provisions of the Articles of Incorporation and Bylaws of Global Clean Energy were previously disclosed in the definitive proxy statement on Form DEF 14A filed with the Securities and Exchange Commission (“SEC”) on September 28, 2007 (the “Definitive Proxy Statement”). A copy of the Articles of Incorporation and Bylaws of Global Clean Energy are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

As a result of the reincorporation, each outstanding share of Newsearch common stock, par value $0.001, was automatically converted into one share of Global Clean Energy common stock, par value $0.001. Each outstanding certificate representing shares of Newsearch common stock is deemed, without any action by the shareholders, to represent the same number of shares of Global Clean Energy common stock. Shareholders will not have to exchange share certificates or do anything to continue their present ownership as a result of the reincorporation.

(b)   Approval of 2007 Stock Incentive Plan

On June 11, 2007, the Company’s Board of Directors (the “Board”) approved a 2007 Stock Incentive Plan (the “Plan”). Then on November 6, 2007, at the Annual Meeting, the shareholders of the Company approved the Plan. The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock awards, restricted stock units (awards of restricted stock, cash or a combination thereof), and dividend equivalent rights (collectively, the “Awards”) to officers, employees, directors, and consultants of the Company. In connection with the approval of the Plan, the Board reserved 5,000,000 shares of the Company’s common stock, $0.001 par value per share, for issuance under the Plan. The Plan will terminate at midnight on June 10, 2017.

The Plan shall be administered by the Board or a committee of the Board who shall have the authority to determine the type or types of Awards granted under the Plan. The Awards may be granted either alone, in addition to, or in tandem with, any other type of Award. The Board or the appointed committee of the Board shall determine (i) the number of shares of common stock, restricted stock, or restricted stock units to be subject to each Award; (ii) the time at which each Award is to be granted; (iii) the extent to which the transferability of shares of common stock issued or transferred pursuant to any Award is restricted; (iv) the fair market value of the common stock; (v) whether to accelerate the time of exercisability of any Award that has been granted; (vi) the period or periods and extent of exercisability of the options; and (vii) the manner in which an option becomes exercisable. In addition, the Board or appointed committee of the Board shall fix such other terms of each option, restricted stock award, or restricted stock units as it may deem necessary or desirable, and shall determine the form, terms, and provisions of each agreement to evidence each Award.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent appropriate, the information set forth in Item 1.01(a) of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

At the annual meeting of the Company’s Board of Directors, held on November 6, 2007, the Board appointed the following individuals to the respective offices:

Dr. Earl Azimov	Chairman
John Grob	President
Paul Whitton	Vice President
Kenneth Adessky	Chief Financial Officer, Secretary and Treasurer

The biographies and additional information regarding the foregoing officers were previously disclosed in the Definitive Proxy Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent appropriate, the information set forth in Item 1.01(a) of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. A description of the provisions of the Articles of Incorporation and Bylaws of Global Clean Energy were previously disclosed in the Definitive Proxy Statement filed with the SEC on September 28, 2007.

A copy of the Articles of Incorporation and Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger
Exhibit 3.1	Articles of Incorporation
Exhibit 3.2	Bylaws
Exhibit 10.1	2007 Stock Incentive Plan (incorporated by reference from Exhibit 10.1 of the Current Report on Form 8-K filed on June 12, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLEAN ENERGY, INC.

Signature: /s/ Kenneth Adessky

Name: Kenneth Adessky
Title: Chief Financial Officer

Dated: November 13, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger
Exhibit 3.1	Articles of Incorporation
Exhibit 3.2	Bylaws
Exhibit 10.1	2007 Stock Incentive Plan (incorporated by reference from Exhibit 10.1 of the Current Report on Form 8-K filed on June 12, 2007)